TCAP1-P3
TCAP2 P3
                        SUPPLEMENT DATED NOVEMBER 1, 2004
                             TO THE PROSPECTUSES OF

                       TEMPLETON CAPITAL ACCUMULATOR FUND,
                     TEMPLETON CAPITAL ACCUMULATION PLANS I
                   and TEMPLETON CAPITAL ACCUMULATION PLANS II
                              Dated January 1, 2004


The Prospectuses are amended as follows:

     On October 6, 2004, the U.S. House of Representatives voted to approve a bill that would ban new sales of contractual plans, such as the Templeton Capital Accumulation Plans. On October 7, 2004, a companion bill was proposed in the U.S. Senate; however, no action has yet been taken on that bill. If the legislation is passed and the bill is signed into law by the President, Franklin Templeton Distributors, Inc., as sponsor of the Templeton Capital Accumulation Plans, and the Board of Trustees of Templeton Capital Accumulator Fund, will make any changes necessary to comply with the new law, and will consider various options to protect the interests of Planholders. We will keep you informed as additional information regarding the impact of the legislation on Planholders becomes available.

                Please keep this supplement for future reference.